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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 1997




                          SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-20765                       54-1746596
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation of organization)     File Number)           Identification No.)


                           9401 LEE HIGHWAY, SUITE 300
                             FAIRFAX, VIRGINIA 22031
               (Address of principal executive offices) (Zip Code)



                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

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             ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     On October 4, 1996, the Company entered into a contingent purchase agreement to acquire two Southern California assisted and independent living communities. After completion of due diligence, the Company has elected to purchase one of the assets, a 120-unit assisted and independent living facility in Valencia, California with a resident capacity of 130 for $13.75 million in cash with no debt assumed and to forego the purchase of the other property. The closing of the purchase of the Valencia property occured on February 5, 1997. This facility had revenues of $3.2 million in 1995 and $2.7 million for the nine months ended September 30, 1996, and had net income of $411,000 and $251,000, respectively, for these periods.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (a)  Financial Statements of Business Acquired

                  Not Applicable

             (b)  Exhibits

             Exhibit No.                    Exhibit Name
             -----------                    ------------
              2.1           Purchase Agreement dated October 4, 1996 by and
                            between Sunrise Development, Inc., a wholly owned
                            subsidiary of Sunrise Assisted Living, Inc., and
                            Birtcher Properties, Ltd.

              2.2           Amendment to Purchase Agreement dated December 5,
                            1996 between Sunrise Development Inc., and Birtcher
                            Properties, Ltd.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SUNRISE ASSISTED LIVING, INC.
                                        (Registrant)


Date:  February 18, 1997           By:  /s/ Larry E. Hulse
     -------------------              -----------------------------------------
                                        Larry E. Hulse
                                        Controller and Chief Accounting Officer



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                                INDEX OF EXHIBITS

Exhibit No.                           Exhibit Name                   Page
-----------                           ------------                   ----

    2.1                 Purchase Agreement dated October 4,           6
                        1996 by and between Sunrise
                        Development, Inc., a wholly owned
                        subsidiary of Sunrise Assisted
                        Living, Inc., and Birtcher
                        Properties, Ltd.

    2.2                 Amendment to Purchase Agreement dated         24
                        December 5, 1996 between Sunrise
                        Development Inc., and Birtcher
                        Properties, Ltd.



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